Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information and related notes present the historical condensed combined financial information of Bright Mountain Media, Inc. (herein referred to as the “Company”, “we”, “our”, “us” and similar terms unless the context indicates otherwise) and S&W Media Group, (“S&W”), after giving effect to the acquisition of S&W that was completed on August 15, 2019, (the “Acquisition”), pursuant to which, the Company entered into a share exchange and plan of merger. The Acquisition was accounted for as a business combination in accordance with the guidance contained in the Financial Accounting Standards Board’s Accounting Standards Codification Topic 805, Business Combinations (“ASC 805”). The unaudited pro forma condensed combined financial information gives effect to the acquisition of S&W based on the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined balance sheet as of June 30, 2019 is presented as if the Acquisition had occurred on June 30, 2019. The unaudited condensed combined statements of operations for the six months ended June 30, 2019 and for the year ended December 31, 2018 are presented as if the Acquisition had occurred on January 1, 2018.

The unaudited pro forma condensed combined financial information was prepared in accordance with Article 11 of the U.S. Securities and Exchange Commission’s Regulation S-X. The unaudited pro forma adjustments reflecting the transaction have been prepared in accordance with the guidance for business combinations presented in ASC 805, and reflect the allocation of our preliminary purchase price to the assets acquired and liabilities assumed in the Acquisition based on their estimated fair values. The historical financial information has been adjusted in the unaudited pro forma condensed combined financial information to give effect to pro forma events that are: (i) directly attributable to the Acquisition; (ii) factually supportable; and (iii) with respect to the condensed combined statements of operations, expected to have a continuing impact on our combined results of operations.

The unaudited pro forma condensed combined financial information is presented for informational purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Acquisition had been affected on the dates previously set forth, nor is it indicative of the future operating results or financial position in combination. Our preliminary purchase price allocation was made using our best estimates of fair value, which are dependent upon certain valuation and other analyses that are not yet final. As a result, the unaudited pro forma purchase price adjustments related to the Acquisition are preliminary and subject to further adjustments as additional information becomes available and as additional analyses are performed during the applicable measurement period under ASC 805 (up to one year from the Acquisition date). There can be no assurances that any final valuations will not result in material adjustments to our preliminary estimated purchase price allocation. Further, the unaudited pro forma condensed combined financial information does not give effect to the potential impact of anticipated synergies, operating efficiencies, cost savings or transaction and integration costs that may result from the Acquisition.

The unaudited pro forma condensed combined financial information should be read in conjunction with our historical consolidated financial statements and their accompanying notes presented in our Annual Report on Form 10-K for the year ended December 31, 2018 and our Quarterly Report on Form 10-Q for the six months ended June 30, 2019, as well as the historical financial statements of S&W for the year ended December 31, 2018 and unaudited financial statements for the six month period ended June 30, 2019.

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UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF JUNE 30, 2019

	Historical Information
	Bright	S&W
	Mountain	Media		Pro Forma	Proforma
	Media, Inc.	Group	Combined	Adjustments	Combined	Notes

Assets
Current assets
Cash	$198,252	$899,000	$1,097,252	$—	$1,097,252
Accounts receivable	661,170	2,683,000	3,344,170	(26,808)	3,317,362	a
Prepaid expenses and other current assets	475,279	293,000	768,279	—	768,279
Note receivable	1,157,992		1,157,992	—	1,157,992
Current assets – discontinued operations	900	—	900	—	900
Total current assets	2,493,593	3,875,000	6,368,593	(26,808)	6,341,785

Property and equipment, net	17,382	75,000	92,382	—	92,382
Website acquisition assets, net	81,657	—	81,657	—	81,657
Intangible assets, net	194,342	—	194,342	4,228,100	4,422,442	b
Goodwill	988,926	—	988,926	15,042,640	16,031,566	b
Prepaid services/consulting agreements – long term	1,007,500	59,000	1,066,500	—	1,066,500
Right of use asset	205,255	266,000	471,255	—	471,255
Other assets	4,703	—	4,703	—	4,703
Total assets	$4,993,358	$4,275,000	$9,268,358	$19,243,932	$28,512,290

Liabilities and Shareholders’ Equity
Current liabilities
Accounts payable	$841,316	$3,647,000	$4,488,316	$(26,808)	$4,461,508	a
Accrued expenses	320,614	238,000	558,614	—	558,614
Accrued interest - related party	2,115	—	2,115	—	2,115
Premium finance loan payable	44,545	—	44,545	—	44,545
Deferred revenues	2,903	—	2,903	—	2,903
Note payable - current portion	165,162	—	165,162	—	165,162
Operating lease liability, current portion	86,341	108,000	194,341	—	194,341
Current liabilities – discontinued operations	5,330	—	5,330	—	5,330
Total current liabilities	1,468,326	3,993,000	5,461,326	(26,808)	5,434,518
Long term debt to related parties, net	18,631	—	18,631	—	18,631
Operating lease liability, net of current portion	118,914	159,000	277,914	—	277,914
Total liabilities	1,605,871	4,152,000	5,757,871	(26,808)	5,731,063

Commitments and contingencies

(continued)

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UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET (CONTINUED)

AS OF JUNE 30, 2019

	Historical Information
	Bright	S&W
	Mountain	Media		Pro Forma	Proforma
	Media, Inc.	Group	Combined	Adjustments	Combined	Notes

Shareholders’ Equity
Convertible preferred stock, par value $0.01
Series A, 2,000,000 shares designated	—	—	—	—	—
Series E, 2,500,000 shares designated	25,000	—	25,000	—	25,000
Series F, 4,344,017 shares designated	43,440	—	43,440	—	43,440
Common stock, par value	653,584	2,000	655,584	128,000	783,584	c,d
Additional paid-in capital	21,122,567	119,000	21,241,567	19,144,740	40,386,307	c,d
(Accumulated deficit)/Retained earnings	(18,457,104)	2,000	(18,455,104)	(2,000)	(18,457,104)	d
Total shareholders’ equity	3,387,487	123,000	3,510,487	19,270,740	22,781,227
Total Liabilities and shareholders’ equity	$4,993,358	$4,275,000	$9,268,358	$19,243,932	$28,512,290

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UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2019

	Historical Information
	Bright	S&W
	Mountain	Media		Pro Forma	Proforma
	Media, Inc.	Group	Combined	Adjustments	Combined	Notes

Revenues	$1,802,050	$3,612,000	$5,414,050	$(96,237)	$5,317,813	a
Cost of revenues	1,441,154	2,805,000	4,246,154	(96,237)	4,149,917	a
Gross profit	360,896	807,000	1,167,896	—	1,167,896

Research and development expenses	—	543,000	543,000	—	543,000
Selling general and administrative expenses	1,720,403	773,000	2,493,403	269,250	2,762,653	e

Loss from continuing operations	(1,359,507)	(509,000)	(1,868,507)	(269,250)	(2,137,757)

Other income (expense)
Interest income	21,047	—	21,047	—	21,047
Gain on settlement	122,500	—	122,500	—	122,500
Other income	2,116	—	2,116	—	2,116
Interest expense	(909)	(31,000)	(31,909)	—	(31,909)
Interest expense - related party	(11,715)	—	(11,715)	—	(11,715)
Currency exchange	—	10,000	10,000	—	10,000
Total other income (expense)	133,039	(21,000)	112,039	—	112,039
Loss from continuing operations before taxes	(1,226,468)	(530,000)	(1,756,468)	(269,250)	(2,025,718)
Income taxes	—	—	—	—	—

Net loss from continuing operations	(1,226,468)	(530,000)	(1,756,468)	(269,250)	(2,025,718)
Net loss from discontinued operations	(187,670)	—	(187,670)	—	(187,670)
Net loss	(1,414,138)	(530,000)	(1,944,138)	(269,250)	(2,213,388)

Preferred stock dividends	(74,994)	—	(74,994)	—	(74,994)
Total preferred stock dividends	(74,994)	—	(74,994)	—	(74,994)
Net loss attributable to common shareholders	$(1,489,132)	$(530,000)	$(2,019,132)	$(269,250)	$(2,288,382)

Basic and diluted net loss for continuing operations per share	$(0.02)				$(0.03)
Basic and diluted net loss profit for discontinued operations per share	$(0.00)				$(0.00)
Basic and diluted net loss per share	$(0.02)				$(0.03)
Weighted average shares outstanding - basic and diluted	63,791,361				76,791,361

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UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2018

	Historical Information
	Bright	S&W
	Mountain	Media		Pro Forma	Proforma
	Media, Inc.	Group	Combined	Adjustments	Combined	Notes
Revenue	1,735,649	12,175,000	13,910,649	(83,786)	13,826,863	a
Cost of revenue	1,378,377	9,364,000	10,742,377	(83,786)	10,658,591	a

Gross profit	357,272	2,811,000	3,168,272	—	3,168,272

Research and development expenses	—	1,185,000	1,185,000	—	1,185,000
Selling general and administrative expenses	3,494,858	2,423,000	5,917,858	538,500	6,456,358	e

Loss from continuing operations	(3,137,586)	(797,000)	(3,934,586)	(538,500)	(4,473,086)

Other income (expense)
Interest income	3,349	—	3,349	—	3,349
Loss on extinguishment of convertible debt	(579,233)	—	(579,233)	—	(579,233)
Interest expense	(46,881)	(65,000)	(111,881)	—	(111,881)
Interest expense - related party	(370,963)	—	(370,963)	—	(370,963)
Total other (expense)	(993,728)	(65,000)	(1,058,728)	—	(1,058,728)
Loss from continuing operations before taxes	(4,131,314)	(862,000)	(4,993,314)	(538,500)	(5,531,814)
Income tax benefit	—	30,000	30,000		30,000
Net loss from continuing operations	(4,131,314)	(832,000)	(4,963,314)	(538,500)	(5,501,814)
Loss from discontinued operations	(1,092,750)	—	(1,092,750)	—	(1,092,750)

Net loss	(5,224,064)	(832,000)	(6,056,064)	(538,500)	(6,594,564)

Preferred stock dividends	(111,940)	—	(111,940)	—	(111,940)
Total preferred stock dividends	(111,940)	—	(111,940)	—	(111,940)
Net loss attributable to common shareholders	$(5,336,004)	$(832,000)	$(6,168,004)	$(538,500)	$(6,706,504)

Basic and diluted net loss for continuing operations per share	$(0.08)				$(0.08)
Basic and diluted net loss for discontinued operations per share	$(0.02)				$(0.02)
Basic and diluted net loss per share	$(0.10)				$(0.10)

Weighted average shares outstanding - Basic and diluted	51,560,351				64,560,351

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1. Basis of Pro Forma Presentation

On August 15, 2019, we entered into a Share Exchange Agreement and Plan of Merger (the “Agreement”) with S&W Media Group (“S&W”) pursuant to which the Company acquired 100% of membership interests of S&W. The unaudited pro forma condensed combined balance sheet at June 30, 2019 combines our historical condensed consolidated balance sheet with the historical condensed balance sheet of S&W as if the Acquisition had occurred on that date. The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2019 and for the year ended December 31, 2018 combine our historical condensed consolidated statements of operations with the condensed consolidated statements of operations of S&W as if the Acquisition had occurred on January 1, 2019. The historical financial information is adjusted in the unaudited pro forma condensed combined financial information to give effect to pro forma events that are: (i) directly attributable to the Acquisition; (ii) factually supportable; and (iii) with respect to the condensed combined statements of operations, expected to have a continuing impact on our combined results.

2. Preliminary Consideration Transferred

Pursuant to the terms of the Share Exchange Agreement, which was effective August 15, 2019, we issued 12,130,799 shares valued at $19,409,278 to owners and employees of S&W, contingent consideration of $750,000 paid through the delivery of unsecured, interest free, one and two year promissory notes (the “Closing Notes”), and 223,154 restricted stock units held in escrow for future vested stock options valued at $185,722.

The table below summarizes the value of the total consideration given in the transaction.

Amount

Shares issued to owners	$19,185,524
Shares issued for vested options	127,754
Shares issued to employees	96,000
Preliminary purchase price	19,409,278
Restricted stock units held in escrow	185,722
Closing Notes	750,000
Total consideration	$20,345,000

The restricted stock units held in escrow is not included within the preliminary purchase price computation as the number of shares and value of the shares may change based on employee turnover and retention prior to the options becoming vested.

The Closing Notes are subject to hold-backs in the event that certain financial objectives of S&W are not achieved as of the due dates of the Notes. Due to the uncertainty of the benchmarks associated with the financial objectives, the amounts of the Notes are not included within the preliminary purchase price amount but are within the total consideration calculations.

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3. Preliminary Purchase Price Allocation

Under the acquisition method of accounting outlined in ASC 805, the identifiable assets acquired and liabilities assumed in the Acquisition are recorded at their Acquisition-date fair values and are included in the Company’s consolidated financial position. Our unaudited pro forma adjustments are preliminary in nature and based on the estimates of fair value for all assets acquired and liabilities assumed to illustrate the estimated effect of the Acquisition on our condensed consolidated balance sheet at June 30, 2019. Accordingly, the unaudited pro forma purchase price allocation is subject to further adjustments as additional information becomes available and as additional analyses are performed. The primary areas that are not yet finalized relate to our estimated fair values for inventory and identifiable intangible assets. There can be no assurances that any final valuations will not result in material adjustments to our preliminary estimated purchase price allocation.

The following table summarizes the preliminary purchase price allocation for the assets acquired and liabilities assumed in connection with the Acquisition:

	Amount	Weighted Average Life (Years)

Tangible assets acquired	$3,541,538
Liabilities assumed	(3,403,000)
Intellectual property/technology	1,712,000	10
Tradename	975,000	Indefinite
Customer relationships	1,098,000	5
Non-compete agreements	443,100	3
Goodwill	15,042,640
Net assets acquired	$19,409,278

Our unaudited pro forma purchase price allocation includes certain identifiable intangible assets with an estimated fair value of approximately $4,228,100. The fair value of the identifiable intangible assets acquired was estimated using a combination of asset-based and income-based valuation methodologies. The asset-based valuation methodology established a fair value estimate based on the cost of replacing the asset, less amortization from functional use and economic obsolescence, if present and measurable. The income-based valuation methodology utilizes a discounted cash flow technique where the expected future economic benefits of ownership of an asset are discounted back to present value. This valuation technique requires us to make certain assumptions about, including, but not limited to, future operating performance and cash flow, and other such variables which are discounted to present value using a discount rate that reflects the risk factors associated with future cash flow, the characteristics of the assets acquired, and the experience of the acquired business. Such estimates are subject to change, possibly materially, as additional information becomes available and as additional analyses are performed.

The difference in the total purchase price per the table above of $19,409,278 and the $20,345,000 purchase price per Note 2 of $935,722 is comprised of the $750,000 Closing Notes and value of the certain equity compensation plans as required by Israeli law of 303,841 shares of common stock, valued at $185,722. The shares required under the equity compensation plans will be issued upon the approval of the compensation plan by the Israeli governing agency.

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4. Transaction Costs

As consideration for the act of a finder’s fee, Bright Mountain Media, Inc. has agreed to pay Spartan Capital Securities, LLC, a broker-deal and member of FINRA, a finder’s fee equal to (i) $165,000 in cash, payable from the proceeds of a future offering, and (ii) 650,000 shares of the Company’s common stock. In accordance with ASC 806, costs associated with these fees are expensed as incurred.

5. Pro Forma Adjustments

The pro forma adjustments included in the unaudited pro forma condensed combined financial information are as follows:

(a) Adjustment to reflect balances due between the two entities for intercompany sales transactions.

(b) Adjustment to reflect the fair value of assets acquired. The following table summarizes the estimated fair values of S&W’s identifiable intangible assets.

	Amount	Weighted Average Life (Years)

Intellectual property/technology	$1,712,000	10
Tradename	975,000	Indefinite
Customer relationships	1,098,000	5
Non-compete agreements	443,100	3
Total intangible assets	$4,228,100
Goodwill	15,042,640
Total identifiable intangible assets	$19,270,740

(c) Adjustment to reflect 12,130,799 shares of our Common Stock valued at $19,409,278 issued in the merger.

(d) Adjustment to reflect the elimination of the capital accounts of S&W Media Group valued at $2,000 and $119,000 for the Common Stock and Additional Paid-In Capital accounts, respectively. In addition, the $2,000 Retained Earnings of S&W is eliminated in the consolidation as the balance represents activities prior to the merger.

(e) Adjustment to recognize amortization expense on acquired definite-lived intangible assets. The following table summarizes the amortization expense calculations presented in the respective periods.

	Estimated Fair Value	Estimated Useful Life in Years	Year Ended December 31, 2018 Amortization Expense	6 Months Ended June 30, 2019 Amortization Expense
Intellectual property / technology	$1,712,000	10	$171,200	$85,600
Customer relations	1,098,000	5	219,600	109,800
Non-compete agreements	443,100	3	147,700	73,850
Proforma adjustment to amortization expense			$538,500	$269,250

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